UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON DC 20549

                                    FORM 8-K
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934
         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 22, 2004

                            OREGON STEEL MILLS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         DELAWARE                          1-9887                94-0506370
--------------------------------------------------------------------------------
(State or other jurisdiction            (Commission            (IRS Employer
 of incorporation)                      File Number)        Identification No.)


1000 S.W. BROADWAY, SUITE 2200; PORTLAND, OREGON                    97205
--------------------------------------------------------------------------------
(Address of principal executive offices)                         (Zip code)


                                 (503) 223-9228
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

EXHIBIT
NUMBER            DESCRIPTION

99.1 Oregon Steel Mills, Inc. Company Press Release dated June 23, 2004, announcing the idling of the Napa Pipe Mill and updating the financial outlook for the second quarter ending June 30, 2004.

ITEM 9. REGULATION FD DISCLOSURE

On June 23, 2004, the Company issued a press release announcing the idling of the Napa Pipe Mill and updating the financial outlook for the second quarter ending June 30, 2004. A copy of the press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            OREGON STEEL MILLS, INC.
--------------------------------------------------------------------------------
                                                  (Registrant)



Date:  June 22, 2004                   By:         /s/ Jeff S. Stewart
       --------------------            -----------------------------------------
                                                Jeff S. Stewart
                                                Corporate Controller
                                                (Principal Accounting Officer)